EXHIBIT B

                            Rule 13d-1 (f) AGREEMENT

                  The undersigned persons (together, the "Reporting Persons"), on this 27th day of October, 1997, do hereby agree and consent to the joint filing on their behalf of this Schedule 13D in connection with their beneficial ownership of Common Stock of ATC Group Services Inc. This Agreement may be executed in counterparts.



                                   WPG Corporate Development Associates V, L.P.

                                   By:  WPG Private Equity Partners II, L.L.C.,
                                        its general partner

                                   By:  /s/ Steven N. Hutchinson
                                      ------------------------------
                                            Steven N. Hutchinson
                                            Managing Member


                                   WPG Private Equity Partners II, L.L.C.

                                   By:  /s/ Steven N. Hutchinson
                                      ------------------------------
                                            Steven N. Hutchinson
                                            Managing Member


                                   WPG Corporate Development Associates V
                                   (Overseas), L.P.

                                   By:  WPG Private Equity Partners II
                                        (Overseas), L.L.C, its general partner

                                   By:  /s/ Steven N. Hutchinson
                                      ------------------------------
                                            Steven N. Hutchinson
                                            Managing Member


                                   WPG Private Equity Partners II (Overseas),
                                   L.L.C.

                                   By:  /s/ Steven N. Hutchinson
                                      ------------------------------
                                            Steven N. Hutchinson
                                            Managing Member

                                   WPG CDA V (Overseas), Ltd.

                                   By:  /s/ Steven N. Hutchinson
                                      ------------------------------
                                            Steven N. Hutchinson
                                            Secretary


                                   Acquisition Holdings, Inc.

                                   By:  /s/ Steven N. Hutchinson
                                      ------------------------------
                                            Steven N. Hutchinson
                                            President


                                   Acquisition Corp.

                                   By:  /s/ Steven N. Hutchinson
                                      ------------------------------
                                            Steven N. Hutchinson
                                            President

                                   Steven N. Hutchinson

                                        /s/ Steven N. Hutchinson
                                      ------------------------------



                                   Wesley W. Lang, Jr.

                                        /s/ Wesley W. Lang, Jr.
                                      ------------------------------


                                        3